DIAMOND                       SUPPLIER INFORMATION SHEET
COMIC DISTRIBUTOR, INC.


Dear Vendor,

   The below is our understanding of the terms of sales between Diamond Comic Distributors Inc., and your company. If you are in agreement with these terms, we ask that you sign below, and return this form to us at your earliest convenience.

   If for any reason you disagree with any part of the supplier information terms sheet, please contact your Branch Manager at (410) 560-7100 for clarification, or draft what you believe your terms to be, and either return with this form to the address below, or fax it to (410) 560-7148.

/s/Paul Fairchild                      Publisher          08/27/99
------------------                     ---------          --------
Supplier Signature                     Title              Date


Company Name:  Ultimate Sports Entertainment, Inc.
Check should be made payable to:   Ultimate Sports Entertainment, Inc.
Remittance Address: 2444 Wilshire Blvd. Suite 414
                    Santa Monica, CA 90403
Contact: Paul Fairchild   Title: Paul Fairchild
Phone: 310-829-9590  Fax: 310-829-9590  E-mail Address: glasschild@earthlink.net

Contact for shipping problem (if different from above):     Title:
Phone:                        Fax:           E-mail Address:
Advertising Contact: Same     Fax: Same      E-mail Address: Same

DISCOUNT/TERMS:

BASE DISCOUNT: 60%                     NET COST:
BILLING TERMS: Net 30
EARLY PAYMENT DISCOUNT/TERMS:
SUPPLIER DOES NOT OFFER ANY EARLY PAYMENT DICOUNT AT THIS TIME:
COMMENTS:

SHIPPING TERMS:

Plus Freight:   Freight Paid:   Freight Rebate: 2%   Freight Allowance:
Freight on Board:

Manufactured at:  Quebecor
Phone:                               Fax:                  E-mail Address:
Shipped from (if different from manufactured at)

Phone:                               Fax:                  E-mail Address:
Contact for transportation/Pick-up options
Phone:                               Fax:                  E-mail Address:

ORDERING INFORMATION:
Do we have to order in increments/case qty's? If so, what amount?   N/A
How many shipping points do you allow?   Reorders to all locations
Dropship requirements/minimums: None
Reorder increments/minimums: None

Diamond
Comic Distributors, Inc.                             SUPPLIER INFORMATION SHEET


Company Name: Lobito Publishing Co./DBA Allstar Arena

Check Payable to:  Lobito Publishing Co.

Address:  6565 Sunset Blvd. Suite 418
          Los Angeles, CA 90028

Contact:  Joe Yukich

Phone: 213-467-4441                  Fax #:  213-467-0464

      Contact for shipping problems:

Phone:                                          Fax #:

DISCOUNT/TERMS:

DISCOUNT:     60%                                      NET COST:

TERMS:  30 DAYS
INCENTIVE DISC/TERMS:
COMMENTS:
PUBLISHER DATABASE:

SHIPPING TERMS:

Plus frt.       Frt. paid            Frt. Rebate           Frt. Allow 2%

Manufactured at:  Quebecor
or Shipped from:

ORDERING INFORMATION

Do we have to order in increments/case qty.'s? If so, what amount? None How many shipping points will the publisher allow? All on reorders Dropship requirements/minimums: none

Dear Vendor:

   The above is our understanding of the terms and sale between Diamond Comic Distributors Inc., and your company. If you are in agreement with these terms we ask that you sign below, and return this form to us at your earliest possible convenience.

    If for any reason you disagree with any part of the supplier information terms form, please contact Tom Stormonth at (410) 560-7100 for clarification, or draft what you believe your terms to be, and either return with this form to the above address, or fax it to (410) 560-7148.


Signature   /s/Joseph Yukich          Title  Vice President      Date  12/1/97
          --------------------             ------------------        -----------

            DIAMOND COMIC DISTRIBUTORS NEW COMIC PUBLISHERS INFORMATION
                              (UPDATED JULY 13, 1999)

OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
PREVIEWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
PREVIEWS ADULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Order Forms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
DIAMOND DATELINE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
DIAMOND DIALOGUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
DIAMOND'S PHILOSOPHIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
CONTACT INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
CREATING A SUBMISSIONS PACKAGE . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Samples. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Proposed Terms of Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Product Information Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Cover Graphics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
CONTINUING SOLICITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
PREVIEWS 1999 PUBLISHING SCHEDULE-EXPLANATION OF TERMS . . . . . . . . . . . . . . .8
PROMOTIONAL OPPORTUNITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Advertisements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Catalog Flyer Pack Inserts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Targeted Distribution of Promotional Materials . . . . . . . . . . . . . . . . . . 10
Targeted Mailings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Discount Group Average Reports . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Mass E-mails . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Order Form Incentives. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Other Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Promoting Outside of Diamond . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
DIAMOND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Order Adjustments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Returnability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
BRIEF LIST OF COMIC BOOK PRINTERS. . . . . . . . . . . . . . . . . . . . . . . . . 14
LIST OF OTHER INDUSTRY PUBLICATION . . . . . . . . . . . . . . . . . . . . . . . . 14
SAMPLE SOLICITATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
BLANK PRODUCT INFORMATION SHEET. . . . . . . . . . . . . . . . . . . . . . . . . . 16


OVERVIEW

Thank you for choosing Diamond Comic Distributors as part of your distribution network. Diamond Comic Distributors is the largest distributor of English-language comics in the world and the exclusive distributor to comic book retailers for comic book retailers for Dark Horse Comics, DC Comics, Image Comics, and Marvel Comics. With five Distribution Centers and 13 dropship points in the continental United States and a facility in the United Kingdom, Diamond services over 4500 retail accounts worldwide. By offering you numerous editorial and promotional opportunities to reach those retailers, we are confident that you will be satisfied with both Diamond's distribution and marketing capabilities.

Please take some time to thoroughly read these materials. This package includes several useful tools for comic publishers. This pamphlet contains guidelines for creating a submissions package, insights into the comic industry, promotional ideas, and an introduction to some of Diamond's services and policies. In addition to this pamphlet, you will find a DIAMOND ADVERTISING & MARKETING SERVICES RATE CARD, an AD SPECIFICATIONS CARD, and a PREVIEWS PUBLISHING SCHEDULE.

PREVIEWS

Diamond rarely makes purchases in advance. Rather, we solicit our customers for orders, compile the numbers, and base our Purchase Orders on the feedback that we receive. Our Purchase Orders may also request extra inventory for Diamond in anticipation of subsequent retailer orders. Our main vehicle for soliciting products to our customers is PREVIEWS. Published monthly, PREVIEWS is a 400+ page catalog containing information on new comic books, graphic novels, trading cards, videos, toys, and other comic book-related merchandise. In addition to providing comic book retailers with the a copy of the catalog to order from, Diamond also makes available bulk copies of PREVIEWS to sell to consumers.

Being available to consumers as well as retailers, PREVIEWS has a print run of roughly 90,000 copies. Because PREVIEWS is the main vehicle for solicitations, it contains many advertising opportunities for suppliers. PREVIEWS ads are some of the most cost-effective advertisements in the industry.

PREVIEWS solicits for products two months in advance. Our January cover date PREVIEWS has listings for products scheduled to ship in March. Many of the products solicited in PREVIEWS, comic books and graphic novels included, have not been produced at that time. Based on retailer orders through PREVIEWS, Diamond will issue your Purchase Orders roughly two weeks before the beginning of the month that your products are solicited to ship in. Diamond buys and sells products on a non-returnable basis, hence our suppliers know that our sales are final. Knowing what we will order in advance can help you to determine your print quantities and allocate your production resources in the most effective way possible.

PREVIEWS ADULT

For products that are intended for more mature audiences, we publish a monthly supplement to PREVIEWS called PREVIEWS ADULT. Like PREVIEWS, it is available to both retailers and consumers of legal age. This supplement, provides more extensive descriptions and graphics of products we carry that are adult-oriented.

ORDER FORMS

Our customers order products through PREVIEWS using an order form provided by Diamond. PREVIEWS is directed at consumers, yet it contains much information that our retailers need that consumers do not. Some information, such as our pricing and retailer buying incentives, is better left out of consumer targeted publications. The PREVIEWS RETAILER ORDER FORM is our primary means to convey our pricing, terms of sale, and other retailer-oriented information. It is also a tool that we use to solicit retailer-specific items, such as retailer incentives and Retailer Resources (our selection of products devoted to comic book racks, books on succeeding in small business, and other items that help retailers run their businesses).

PREVIEWS is a sales tool for our retailers. Consumers often want to order specific items in PREVIEWS that their comic book retailer may not have intended on ordering. For this purpose, we publish a PREVIEWS CONSUMER ORDER FORM, which retailers pass out to consumers who buy PREVIEWS for special orders.

Advertising opportunities are available to publishers in both PREVIEWS ORDER FORMS.

DIAMOND DATELINE

Diamond's weekly retailer newsletter, DIAMOND DATELINE, contains up-to-the-minute product changes and news stories. It updates customers--before they place their orders--on content, price, shipping, and creative or format changes. Additionally, it is a vehicle with which to update retailers on late-breaking news stories which affect the industry or products solicited in the most recent issue of PREVIEWS. Publishers may opt to advertise in DIAMOND DATELINE or have a poster or flyer inserted into its pages.

DATELINE also contains a solicitation opportunity, the PREVIEWS UPDATE, which solicits for products outside of the normal PREVIEWS cycle. Being a weekly publication, the turnaround time for orders on products solicited through DIAMOND DATELINE is much quicker.

DIAMOND DIALOGUE

DIAMOND DIALOGUE is our full-color, monthly news magazine that we use to promote exciting new products and convey industry happenings to our customers. As with our other publications, advertising is available in DIAMOND DIALOGUE, which is aimed at and distributed to retailers. DIAMOND DIALOGUE is also distributed to all of the leading press organizations and many of Diamond's largest suppliers.

DIAMOND'S PHILOSOPHIES

Founded in 1982, Diamond Comic Distributors has always been a service oriented-company. We go to great lengths to provide the best service possible to our comic book retailers. One way that we are able to service our customers is by offering a diverse product mix. We supply our customers with trading cards, toys, videos, role-playing and collectible card games, international merchandise, and, of course, comics. We pride ourselves on the product selection that we are able to offer. Each month, we offer hundreds of new comics publications through PREVIEWS, allowing our customers, in turn, to offer a diverse or specialized product mix to their customers.

Diamond's direct and indirect costs include editing and printing PREVIEWS, issuing Purchase Orders, physically distributing products, issuing payments to our suppliers, paying rent at our Distribution Centers and Home Office, etc. If we do not feel that a specific product will reach our benchmark, we may choose not to list it. If our goal for a product line is not being met, we may choose to discontinue carrying it. The benchmark that we set for comics being solicited through PREVIEWS is $2500 retail.

When we agree to distribute a comic or comic line, we make a commitment to that series. We understand that it can take time for new products to catch on, and we want to give promising new products time to find their audience. Generally, we give comic series three to five issues to reach our benchmark before we choose to discontinue it. If the series is below our benchmark but exhibits a trend towards growth, we may choose to continue carrying it.

CONTACT INFORMATION

Below are the names, numbers, and e-mail addresses of the people you will most likely be dealing with. If you have any questions on these materials, feel free to the contact members of our Comic Purchasing staff. If you have any questions about advertising space or specifications, please contact Steve Bond.

Name           Position                                Phone                   E-mail address
----           --------                                -----                   --------------
Mark Herr      Purchasing Manager/Comics Team Leader   (410) 560-7112 x220     hmark@diamondcomics.com
Jim Kuhoric    Assistant Manager                       (410) 560-7112 x173     kjim@diamondcomics.com
Glen Folland   Senior Brand Manager                    (410) 560-7112 x353     fglen@diamondcomics.com
Steve Leaf     Brand Manager                           (410) 560-7112 x331     lsteve@diamondcomics.com
Chris Schaff   Brand Manager                           (410) 560-7112 x312     schris@diamondcomics.com


Steve Bond     Advertising Services Manager            (530) 274-1805          bsteve@diamondcomics.com


CREATING A SUBMISSIONS PACKAGE

To familiarize Diamond with your product and company, you should send us a submissions package. This should include your proposed terms of sale, a sample copy of the product that you would like Diamond to solicit, some basic information about that product, cover art, and a press release. Remember that one of your jobs as a publisher is sales. It is entirely possible that Diamond will be one of your larger customers. As a businessperson dealing with one of your larger customers, you will want to make your submissions package as complete and professional as possible. First impressions can truly be lasting impressions. A complete, professional submissions package could mean the difference between a standard listing, a Spotlight in PREVIEWS, or editorial coverage in DIAMOND DIALOGUE. An incomplete or unprofessional submissions package may not provide Diamond with enough information to carry your product.

Your submissions are reviewed by the five members of Diamond's Comics Purchasing team and PREVIEWS Editor, Marty Grosser. From March of 1997 to July of 1999, Diamond accepted 40% of the comics submitted. Many of the submissions that were rejected by Diamond were sent to our Retailer Submissions Board for a second opinion. Collectively, this board of retailers has much experience in selling all types of comics from all sizes of publishers. It assists Diamond in making recommendations on which items may have been overlooked.

PLEASE BE SURE TO INCLUDE CONTACT INFORMATION WITH YOUR SUBMISSIONS PACKAGE, SO THAT WE WILL BE ABLE TO INFORM YOU OF OUR DECISION. Please list the contact person's name, their address and phone number. If that person has a fax number or web or e-mail address, please include it as well.

SAMPLES

In order for Diamond to agree to carry any new comic from a new publisher, we require that we see the product. YOUR SUBMISSIONS PACKAGE SHOULD CONTAIN A COMPLETE COPY OF YOUR FIRST COMIC. A photocopied version is acceptable, but, with the exception of advertisements and editorial pages, the comic must be complete - LETTERED AND INKED. If you are producing a comic in color, it must be completely colored before submitting it to Diamond. Sample copies of the second and third comic books should be sent when they are ready to be solicited through PREVIEWS. Sample copies sent to Diamond become property of Diamond Comic Distributors, Inc. and will not be returned.

Beyond the first three issues, you should consider sending samples or sample pages for new products that you would like Diamond's help promoting. Seeing quality new offerings up front often assists us with our promotional and editorial decisions.

PROPOSED TERMS OF SALE

Diamond distributes on a buy/sell basis. We purchase your products for one price and sell them to our customers for another. Because we price our products to our customers up front, we need to know, at the time of solicitation, what our cost is. For comics, we generally work on a percentage off of the cover price. Other aspects of trade terms-such as payment terms, minimums and increments, and shipping responsibility-will be negotiated when your comic is accepted and before it is solicited.

DISCOUNT-Diamond generally receives a discount in the range of 60%-70% off of the US retail (cover) price. (We pay $0.30-$0.40 for a comic with a $1.00 cover price.) Please indicate your proposed discount with your terms of sale.

PAYMENT TERMS-Diamond's standard payment terms are 30 days, meaning we will pay for your products 30 days after we receive them. We are capable of paying sooner, but need an incentive to do so. Diamond is willing to consider early payment incentives offered in the form of additional discount points. The soonest we can pay for an item is 10 days after we receive it. PLEASE REMEMBER THAT IN ORDER TO PAY FOR

ANY PRODUCT, WE MUST HAVE AN INVOICE TO PAY FROM. Please send invoices to the attention of Accounts Payable at our Home Office in Timonium. Credit references are available upon request.

MINIMUMS AND INCREMENTS-If you or your printer is only willing to ship a minimum quantity at any one time to any one place, please let us know what that minimum is with your proposed terms of sale. If there is an increment (multiple) that we will need to adhere to, please let us know that as well. We can structure our Purchase Orders to meet those minimums, but we need to know this information before we solicit your product.

If we do not believe that we can meet your minimum, we will inform you during the solicitation cycle. We recommend that new publishers do not enforce any minimums or increments, as they limit the accessibility of their products to retailers and consumers.

SHIPPING RESPONSIBILITY-Shipping charges to our Distribution Centers traditionally are paid by the publisher. All shipments should include a packing list referencing your company name, address, and phone number. Packing lists should include the quantities and the names of the products included with the shipment and should reference our purchase order numbers from our orders to you.

Please keep in mind that our market is still primarily a collectors' market. Special attention is required when choosing mailing cartons and packing your shipments. Diamond will request replacements for damaged product. Damages can slow down the distribution of and payment for your product.

Diamond has weekly pick-ups scheduled at Brenner Printing in San Antonio, Texas and Impremeries Quebecor in Montreal, Quebec. In exchange for picking up and distributing your product to our Distribution Centers, Diamond will negotiate with you a freight rebate. The standard freight rebate is an additional 2% off of the retail price.

PRODUCT INFORMATION SHEET

SOME BASIC INFORMATION SHOULD BE SENT TO DIAMOND FOR EVERY PRODUCT THAT YOU WOULD LIKE DIAMOND TO SOLICIT. The information that we request will help us to write a noteworthy description of your products, price them correctly to our customers, export them into foreign countries, and prepare internally for distribution. Although it may appear in other parts of your submissions package, we ask that you summarize the information on one sheet for us. A sample Product Information Sheet and a blank template are included at the end of this pamphlet.

Your Product Information Sheet should include each of the following items:

-  TITLE
-  ISSUE NUMBER AND NUMBER OF ISSUES IN SERIES (IF APPLICABLE)
-  WRITERS' AND ARTISTS' NAMES
-  SYNOPSIS
-  INTENDED AUDIENCE
-  FORMAT (COLOR OR BLACK & WHITE, SIZE, AND PAGE COUNT)
-  RETAIL PRICE
-  PRINTER OR SHIPPING ORIGINATION
-  COUNTRY OF ORIGIN
-  SHIP DATE
-  UPC CODE (OPTIONAL)
-  LICENSING RESTRICTIONS (IF ANY)
-  SPECIAL DISCOUNT INFORMATION (IF ANY)

TITLE-This is the name of your comic book or graphic novel. Please keep your titles consistent from month to month for limited and continuing series. (i.e., If your comic is titled STONE MOUNTAIN GLADIATOR: RETURN OF DELILAH, your title should be written as such on all solicitations. Subsequent issues should not be abbreviated to STONE MOUNTAIN GLADIATOR.) Titles of story arcs told within a series should be included in the synopsis, not the title. (NOTE: Please keep the titles of your products to 45 characters or less. Our computer system can only accept a fixed number of characters in each title, after which the issue number and possibly title, are truncated. Truncated information does not appear on Diamond internal reports or on our customers' invoices. Diamond will abbreviate any titles that are too long for our computer systems.)

ISSUE NUMBER-If it is a continuing or ongoing series of comic books, be sure to include the issue number. If it is a limited series, please remind us with each solicitation how many comics will be in the series [I.E., #3 (of 4)].

CREATORS' NAMES-We can give credits to the creative team that worked on the comic being solicited. Often, the creators involved in the book are a selling point. This is the type of useful information that Diamond wants to pass along to its retailers who order from, and the consumers who read, PREVIEWS.

SYNOPSIS-Write a brief, objective description of your comic book. Diamond will use your write-up as the foundation for what is written in PREVIEWS. In many cases, we use the copy that you provide verbatim. This synopsis should be two to three sentences. It should be an overview of the product that will excite PREVIEWS readers and entice retailers to support the title. It is not necessary to provide quotes in your synopsis, as they will not be included in the PREVIEWS write-up. Quotes are better suited for advertisements and promotional materials. Diamond Comic Distributors reserves the right to edit any copy submitted for PREVIEWS.

INTENDED AUDIENCE-There are three general classifications that we use for intended audience: ALL AGES, MATURE READERS, and ADULT MATERIAL. Each of these have varying degrees and are always subjective. Our customers have the right to know the nature of the content in the comic books they are purchasing. The sale of adult materials to minors is prohibited by law in the United States and many other countries. Some countries restrict the importation of materials with sexual content. Please be specific and use your best judgment when soliciting your products as to which of these general classifications your product falls into.

     ALL AGES-All Ages products are considered "G-Rated." These comics do not include any nudity, foul language, adult situations, or excess violence.

     MATURE READERS-Mature Readers products are considered "PG-Rated" or "PG-13 Rated." These comics may contain some violence, brief nudity, adult situations, or profanity.

     ADULT MATERIAL-This material should not be sold to minors. Adult comic books may contain gratuitous nudity or sex. Due to the nature of the material, we do not actively promote Adult Material in PREVIEWS. We do not allow advertising or picture graphics, no matter how tame, in PREVIEWS for Adult Material. Rather, we use PREVIEWS ADULT to solicit these materials to those retailers who choose to add Adult merchandise to their product mix.

FORMAT-Please note the page count of your comic or graphic novel. If it is sized differently than a current, standard size comic book, please note the physical dimensions. If it is digest- or magazine-sized, you may note this instead. Please also note if the interior pages will be printed in black and white or full-color, and make the same distinction for the cover.

RETAIL PRICE-Please include the US retail (cover) price of your publication. If possible, please also include the Canadian dollar and British pounds equivalents if they will be printed on the cover. If you require assistance with conversion rates, please contact your Brand Manger or a member of the Comics Purchasing Team.

PRINTER OR SHIPPING ORIGINATION-Please let us know from where you will be shipping your product. This helps us to prepare our internal systems its arrival. Often, product is shipped directly from the printer or manufacturer. (A brief list of printers is included on page 14 of this pamphlet.)

COUNTRY OF ORIGIN-In order to export your comics, for Customs purposes, we need to know in which country it will be manufactured. THE COUNTRY OF ORIGIN IS THE COUNTRY IN WHICH YOUR COMICS WILL BE PRINTED, NOT THE COUNTRY THAT WHERE IT IS DRAWN.

SHIP DATE-If you can provide us with an exact ship date, please do so. This information is valuable to our customers and tells Diamond which issue of PREVIEWS your product should be solicited in. If you do not have a ship date, then let us know what month you plan to ship your product.

UPC CODE-Many of our accounts are automated, with computerized inventories and point of purchase scanners. If you have a UPC code or ISBN number for your comic book or graphic novel, please provide it so that we can pass it along to our customers. These are useful tools for our retailers, but are currently not a requirement for Diamond to distribute your products. You may contact the Uniform Code Council at (937) 435-3870 for more information about obtaining a UPC code.

LICENSING RESTRICTIONS-If your comic book is based on a license you have purchased (I.E. STAR WARS, UNCLE SCROOGE), you may have certain restrictions on where your comic can be distributed. Please inform Diamond on your Product Information Sheet of any international restrictions to which you may be contractually bound.

SPECIAL DISCOUNT INFORMATION-Some products that you solicit to us, such as T-shirts or other related merchandise, may carry different pricing than your comics. IF YOUR PRICING TO DIAMOND IS DIFFERENT FROM THE PRICING THAT IS NEGOTIATED FOR YOUR COMICS, PLEASE LET US KNOW IN ADVANCE BY INCLUDING IT ON YOUR PRODUCT INFORMATION SHEET. This will allow us to accurately price the products to our customers. If there are no special discounts stated on your solicitations for T-shirts or related merchandise, we will assume that we are receiving our standard negotiated discount on these items and price them accordingly to our customers. Diamond will list the related merchandise that we choose to carry in the Comics section of PREVIEWS with your comic and graphic novel listings.

COVER GRAPHIC

At the time of solicitation, please provide a color cover graphic for your comic book. Our industry is visually driven. The written copy and the cover graphic are often all that retailers will have to influence their buying decisions. If you cannot supply the cover graphic but are able to supply another piece of artwork, please indicate that the artwork to be shown in PREVIEWS is not the actual cover.

PREVIEWS is a PG-Rated catalog. Diamond will not run any artwork that depicts or suggests nudity or excessive violence and reserves the right to refuse any artwork or advertisement on the basis of its content. If you have any doubts about your graphic, fax it to your Brand Manager or any member of the Comics Purchasing Team for approval before you mail it to us.

Diamond produces all of its catalogs on a Macintosh computer system. We encourage you to send electronic files via e-mail or provide them to us on floppy disks, zip disks, or CD-ROM. Zip disks and CD-ROM's only will be returned after PREVIEWS has been sent to the printer. Please remember when sending an electronic file that it will not be printed at full size. Please scale down the size of the file that you send accordingly. FILE NAMES FOR ARTWORK SHOULD BE LABELED SO THAT WE CAN EASILY IDENTIFY IT. PLEASE AVOID CONFUSING OR OVERSIMPLIFIED ABBREVIATIONS. For more information on electronic files, please see the AD SPECIFICATIONS sheet provided.

If you cannot supply the graphic electronically, please send a full-sized reproduction for us to scan.

PRESS RELEASE

One of the jobs of a publisher is marketing. With your debut issue and with any other special issue or event, you should send a press release. If we feel that extra exposure is warranted, Diamond may devote some editorial to your comic in one or more of our publications. If we do not have a press release, then it becomes much more difficult to give your comic book or graphic novel any editorial coverage. It is also recommended that you include a press release with your submissions package. Future press releases can be sent to your Brand Manager. Keep in mind that these same press releases should also be sent to as many other media organizations as possible. (A brief list of other comic related media organizations can be found on page 14 of this pamphlet.)

CONTINUING SOLICITATIONS

As you continue to solicit products to Diamond, please remember to include a complete Product Information Sheet with each solicitation. Artwork should be submitted at the time of solicitation. If you have a special issue, include a press release so that we have the option of including an editorial push in our publications. Remember that mock-ups are due at the time of solicitation for the second and third comic books that you solicit through Diamond. It is not necessary to solicit monthly to continue to be carried by Diamond. We and our customers would rather have you wait an extra month to solicit than have you ship your products late. If you will not have a solicitation for an upcoming issue of PREVIEWS, please inform your Brand Manager before that catalog's deadline.

PREVIEWS 1999 PUBLISHING SCHEDULE EXPLANATION OF TERMS

In order to publish a 400-page catalog, we need all of our suppliers to supply timely information, artwork, and advertisements. Missing one of these deadlines could force us to pull your advertisement and/or product solicitation from PREVIEWS. The PREVIEWS 1999 PUBLISHING SCHEDULE should be incorporated into your production calendar. A copy of this Schedule has been included with this package. Here is an explanation of the columns you will see:

COVER DATE-This column represents the month that each issue of PREVIEWS will go on sale, and when our customers will be placing initial orders for your products.

ITEMS SHIPPING-This is the month in which your product is scheduled to ship.

DEADLINE FOR CATALOG INFO & ARTWORK-This is the deadline for PREVIEWS solicitation material. All solicitation materials, including Product Information Sheets, artwork, and mock-ups (samples) are due at this time.

ADS/INSERT RESERVATIONS DUE-This is the date by which you must book your advertisements by calling our Publisher Services Manager, Steve Bond, at
(530) 274-1805. "Booking an ad" is simply stating your intention of running an advertisement. By having ads booked, we will know what to expect and prepare us to save room for them. For preferred advertisements, the sooner an ad is booked, the closer we may be able to place the ad next to the solicitation. See the enclosed Diamond Advertising & Marketing Services Rate Card for more details and guidelines.

PREVIEWS COVER ART DUE-This is the date that artwork for the cover of PREVIEWS is due. Because we add the PREVIEWS logo and other text to the cover graphic, we require it sooner than we would a regular advertisement. Artwork for PREVIEWS covers should be sent to the Home Office in Timonium, MD.

AD MATERIALS DUE-Advertisements are due to Diamond's Home Office at this time. UNLESS PAYMENT TERMS FOR ADVERTISEMENTS HAVE BEEN GRANTED, PAYMENT IS DUE ON THIS DATE AS WELL. Credit applications are available upon request. Checks should be made payable to Diamond Comic Distributors, Inc. To avoid confusion, please remember to book your advertisements by the reservation due date.

PREVIEWS INSERT MATERIALS DUE-If you are having a promotional item, such as a trading card or poster, bound or blown into PREVIEWS, the materials must arrive at our printer by this date. Contact your Brand Manager for more details.

CATALOG PACK PROMO ITEMS DUE-Catalog Flyer Pack inserts should arrive at our Star/TRU location by this date. Two samples of the insert should be sent to the Home Office in Timonium, MD by this date as well. If payment terms have not been arranged, a check for $325 should be included with the samples sent to the Home Office. (Full details appear on page 10 of this pamphlet.)

PREVIEWS ON SALE-This is the date that our customers will receive PREVIEWS to sell to consumers and to begin making their ordering decisions.

PURCHASE ORDERS MAILED-This is the date that our Order Processing Department BEGINS to mail and fax Purchase Orders. Because we handle so many items, not all of the Purchase Orders will be ready on this date. This is not necessarily the date that you will receive your Purchase Order.

PROMOTIONAL OPPORTUNITIES

SPECIAL NOTES ON PROMOTIONAL OPPORTUNITIES: Promotional and advertising opportunities offered by Diamond are intended to promote sales through Diamond. UNDER NO CIRCUMSTANCE SHOULD YOUR ADDRESS, PHONE NUMBER, OR E-MAIL ADDRESS BE INCLUDED ON ANY PROMOTIONAL MATERIALS OR ADVERTISEMENTS. Web addresses should not be included if the web site sells directly to retailers or consumers. It is our intention to keep PREVIEWS an acceptable publication to be purchased by younger readers. DIAMOND RESERVES THE RIGHT TO REJECT ANY ADVERTISEMENT ON THE BASES OF GRATUITOUS VIOLENCE AND/OR REVEALING/PROVOCATIVE POSES. If you have any questions about the acceptability of your advertisement, it is best to fax a copy to your Brand Manager before you send it to film.

Once Diamond accepts your product, you will want to begin promoting it. In addition to advertisements in its various publications, Diamond has numerous promotional opportunities that you can take advantage of. By submitting your project to Diamond, you are entering an extremely competitive market. Comics that are not promoted aggressively often fall by the wayside and are soon forgotten. With 4-8 new publishers in PREVIEWS every month, our customers are faced with a difficult decision of choosing whose comics to carry. Remembering from month to month which comics they have chosen can be even more difficult. Aggressively promoting your first issue is a necessity, as is the continual promotion of subsequent issues.

Beyond the numerous advertising opportunities in various publications, Diamond has several promotional opportunities that can be used in conjunction with ads or as stand alone-efforts. These opportunities include the Previews Catalog Pack, targeted distribution or mailings of promotional materials, telemarketing, mass faxes and e-mails, and representation at trade shows.

Advertisements and PREVIEWS Catalog Pack inserts should be booked through our Publisher Services Manager, Steve Bond. Please note that we only accept advertising for titles solicited in the corresponding month's PREVIEWS, not for upcoming projects. You must obtain confirmation of acceptance before booking the ad.

ADVERTISEMENTS

Advertisements are available in all of Diamond's publications. Please check with your Brand Manager or any member of the Comics Purchasing Team for availability of premium advertising spots. See the enclosed DIAMOND ADVERTISING & MARKETING SERVICES RATE CARD for guidelines and more details.

Advertisements must adhere to the same guidelines given under Cover Graphic. (See also SPECIAL NOTES ON PROMOTIONAL OPPORTUNITIES at the beginning of this section.) DIAMOND RESERVES THE RIGHT TO REJECT ANY ADVERTISEMENT BASED ON CONTENT. IF YOU ARE UNSURE ABOUT YOUR AD, PLEASE FAX IT TO YOUR BRAND MANAGER FOR APPROVAL BEFORE SENDING US THE FILM.

CATALOG FLYER PACK INSERTS

Every month, with the complimentary issue of PREVIEWS and the PREVIEWS ORDER FORM that is sent to each of our customers, we package promotional materials from our suppliers. These materials can be an ashcan, a poster folded to 81/2" x 11", a full-color flyer, etc. A quantity of 6,000 flyers are required. The cost to participate in this program is $325. This fee is usually waived for posters and other POP items that are designed to help retailers sell through. Flyers should be sent to our Star/TRU Distribution Center in Sparta, Illinois:

                          Diamond Comic Distributors, Inc.
                                 803 Bradbury Lane
                                  Sparta, IL 62286
                 Attn: PREVIEWS Catalog Pack Promotional Materials

The check for $325 should be sent to the Home Office in Timonium, MD along with two sample flyers. Please do not send flyers without confirmation of acceptance.

TARGETED DISTRIBUTION OF PROMOTIONAL MATERIALS

Promotional materials can play a big role in your marketing strategy. A preview comic or letter introducing your company and marketing strategy can help retailers make educated buying decisions. Posters and other point-of-purchase items help retailers to sell through the quantities that they have ordered. A signed copy or other premium used to thank retailers for ordering your product can make a lasting impression and affect future buying habits.

Diamond will distribute to our customers your promotional material for a cost of $0.15 per unit (trade paperback size or smaller; the price is negotiable for larger items). Customers receive these promotional materials with their weekly product shipments. We will require you to ship these to the locations indicated on the Purchase Order in the quantities indicated. Please Note:
Unless packaged together, two separate items (e.g., a comic and a cover letter) count as two units.

Diamond's Marketing Research Department is capable of identifying the best prospects for your promotional materials. If we have the data, there are countless ways for us to manipulate and study it. Because of our position in the market, we know who the largest comic retailers are, their store locations, and their ordering habits. Almost every retailer who carries comic books buys them through us, hence our data is extremely comprehensive. Our charge for Marketing Research is $35 per hour.

Here are some examples of what Marketing Research can do:

SAMPLE COPIES-PROVE TO RETAILERS THAT THEY SHOULD BE ORDERING YOUR COMIC. Often, the descriptions in PREVIEWS and the artwork shown is not enough information for retailers. Advertisements cannot always show the consistency and the quality of the interior art work. Giving retailers an ashcan or a copy of the book in advance can help educate retailers. One hour of Marketing Research can target the top 500, 1000, or 1500 retailers. Include a letter or flyer with the ashcan to speak directly to the top retailers.

PROMOTIONAL POSTERS-HELP RETAILERS TO BE PROFITABLE WITH YOUR COMIC. If you want to support the retailers who ordered your comic, consider sending them a promotional poster. A poster displayed on the wall of a store can build excitement and help a title sell. One hour of Marketing Research can easily accomplish this. (Note: To qualify for the $0.15 per unit price, posters must be folded down to 8 1/2" x 11".)

THANK-YOU PACKS-THANK CUSTOMERS WHO PURCHASED YOUR COMIC. Show your gratitude by sending customers who order your comic a free signed copy. This simple gesture can help to build repeat customers. Use the opportunity to include artwork from your next issue. One hour of Marketing Research can accomplish this too.

RECOVER LOST CUSTOMERS-REMIND FORMER CUSTOMERS THAT THEIR ORDERS ARE IMPORTANT TO YOU. Have you seen a decline in your comics' sales from the last issue? Two hours of Marketing Research to compare your last two issues' orders can help you reach any customers who may have abandoned you.

To implement any of these programs or one of your own design, contact your Brand Manager three weeks before you intend for the promotional item to reach our retailers.

TARGETED MAILINGS

The same promotional opportunities listed above can also be accomplished through the mail. A letter or package is a lot more personal and, because it does not come with the weekly shipment, retailers are liable to give it a little more attention. While we will not sell the database of our customers' names and addresses, we can mail to them the materials that you provide. Our charge for this service is exact postage +20%, labor ($15 per hour), and marketing research costs.

DISCOUNT GROUP AVERAGE REPORTS

Diamond's Marketing Research Department is also capable of manipulating data and putting them in succinct, informative sales reports. One the report that Diamond frequently runs for our suppliers is the

Discount Group Average Report (DGA), which breaks down the customers by size, shows the number of customers buying, the total number of customers, and the average quantity bought per customer.

MASS E-MAILS

Diamond currently has an e-mail database containing over 1800 customer addresses. You can take advantage of this resource to send out your company's updates and press releases to all of these. The cost of this service is $250 per e-mail.

ORDER FORM INCENTIVES

Offering a premium item to retailers is often a good incentive to entice them to purchase more copies. Copies of your comic with a variant cover or creators' signatures are common premium items that influence orders.

To list an Order Form incentive, submit a separate Product Information Sheet with your solicitation. State what your requirements are for the customer to receive your incentive. (EXAMPLE: FOR EVERY 5 COPIES OF STONE MOUNTAIN GLADIATOR #4 ORDERED, RETAILERS WILL RECEIVE ONE FREE COPY OF STONE MOUNTAIN GLADIATOR #4 SIGNED BY THE INKER, JOHNNY INKER.) Remember to keep the goals within reason and the premium worthwhile. Retailers are not apt to raise their order to 50 copies to qualify for a free bumper sticker. At this time, there is no charge for simple Order Form incentives like the example listed above. With Marketing Research, we are capable of developing more complex incentives. In the event that Marketing Research is needed, you will be charged $35 per hour. An Order Form incentive must ship within 14 days of the product that it supports.

OTHER SERVICES

As your business grows, you may want to inquire about some of Diamond's other services.

We have a group of six Inside Sales Representatives whose sole purpose is to call our customers to offer your products or solicit feedback.

Our Customers Service Department can make suggested sales on your behalf.

Our Outside Sales Force visits our top domestic retailers four times a year. You can put them to work for you promoting your comic, graphic novel, or comic line.

Our targeted faxes give our customers an easy opportunity to order more of your books.

If you can't attend a trade show, we can help you to maintain a presence there.

Consult the enclosed Diamond Advertising & Marketing Services Rate Card for pricing or call your Brand Manager for details.

PROMOTING OUTSIDE OF DIAMOND

Beyond the many services and advertising opportunities that Diamond offers, there are many other promotional avenues that you should explore. Remember to send your press releases not just to Diamond, but to other industry publications that may want to run articles on or review your comics. These same publications may present advertising opportunities that you can use in conjunction with Diamond advertisements to augment your exposure. (A brief list of industry publications can be found on page 14 of this pamphlet.)

Your presence in comic shops can be a powerful influence on their owners. Be sure to know all of the owners of your local comic shops. Persuade them to order your products through PREVIEWS, then follow up to see how well they are selling. Arrange signings for your creators and set up local conventions too.

DIAMOND POLICIES

ORDER ADJUSTMENTS

We work in a system where our customers buy sight unseen, without the possibility of returns. For this reason, we need to provide as much accurate information as we can in PREVIEWS and in the other vehicles that we use for solicitations. Information that is incorrect or that changes can affect the salability of the product.

Timeliness can also affect salability. Late books have plagued the comics industry for years. In response to our customers' pleas, we have implemented policies for late-shipping products. Our current grace period for comics and most other products is 30 days. This allows for an additional 30 days beyond the scheduled ship date or the end of the scheduled ship month for you to ship your product.

If there are any changes to the solicitation, or the manufacturing of the product is falling more than 30 days behind schedule, we will want to allow our customers the opportunity to reevaluate the demand for the product. When we allow customers this opportunity, we will cancel the existing Purchase Order and issue a new Purchase Order based on the revised orders that we receive. (NOTE: The new Purchase Order takes about 30 days to process. If you will need a new Purchase Order for any reason, such as lateness or a change in information, please give us as much notice as possible. If a product did not meet Diamond's benchmark for sales, we will not Order Adjust it for lateness.)

RETURNABILITY

Currently, Diamond does not accept returns from its customers, nor is Diamond set-up to deal with returns the way that many other industries are. In the future, we will be exploring this option as a service to our both customers and suppliers.

For now, there are a few scenarios where we do require suppliers to accept returns. However, this is not the way that we or our customers prefer to do business. If a product is returnable, Diamond will not pay for the unsold product. Diamond will withhold up to 50% of the payment in anticipation of any unsold product, and the supplier will be responsible for the costs associated with the return of unsold product. Late-shipping seasonal products, periodicals shipped out of solicited order, items that are poorly manufactured, and items with unannounced changes will all be made returnable.

LATE-SHIPPING SEASONAL PRODUCTS-Products scheduled for a specific event or holiday must be received by Diamond at least three weeks before that event. Three weeks will allow us enough time to distribute the books to our customers, and allow our customers enough time to sell the product before the event. Diamond reserves the right to cancel orders for seasonal products not received three weeks prior to the event or holiday.

PERIODICALS SHIPPING OUT OF SOLICITED ORDER-When issues of a comic books ship out of order, sales can be difficult for our retailers, who risk losing customers who miss that issue.

ITEMS THAT ARE POORLY MANUFACTURED-Occasionally, we receive enough complaints about a product's quality that we request that the vendor accept returns.

ITEMS WITH UNANNOUNCED CHANGES-When a product ships with an unannounced format, creative, or price change, we will request returns on our customers' behalf. These changes should be announced to Diamond well in advance, allowing enough time for an Order Adjustment.

PRINTERS

AMERICAN COLOR GRAPHIC
1215 Fayetteville Quary Rd.
Sylacauga, AL 35151
(205) 249-3871
New Accounts Contact: Jeff Rosenthal
DIAMOND PICK-UP AVAILABLE.

BRENNER PRINTING
106 Braniff St.
San Antonio, TX 78216
(210) 349-4024
New Accounts Contact: Monica Arocha
DIAMOND PICK-UP AVAILABLE.

MORGAN PUBLISHING
PO Box 471
Grafton, ND 58237
(701) 352-0640
New Accounts Contact: Toni Thordarson

PORT PUBLISHING
PO Box 249
Port Washington, WI 53074
(414) 284-3494
New Accounts Contact: Bruce Gray

PRENEY PRINT & LITHO
2714 Dougall Ave.
Windsor, Ontario N9E 1R9
Canada
(519) 966-3412
New Accounts Contact: Kim Preney

QUEBECOR/RONALDS
8000 Blaise Pascal
Montreal, Quebec H1E 2S7
Canada
(514) 494-5401
New Accounts Contact: Angelo Messina
DIAMOND PICK-UP AVAILABLE.

SMALL PRESS CO-OP
2579 Clematis St.
Sarasota, FL
(941) 922-0844
spcoop@flnet.com

TRANSCONTINENTAL
1201 Marie-Victorin St.
St. Bruno, Montarville, Quebec J3V 6C3
Canada
(800) 337-8560 x4285
New Accounts Contact: George Bruno
DIAMOND PICK-UP AVAILABLE.

RIPON COMMUNITY PRINTERS
656 S. Douglas St.
Ripon, WI 54971
(920) 748-3136
New Accounts Contact: Tom Welk

(THE ABOVE IS A BRIEF LIST OF PRINTERS WITH EXPERIENCE IN PRINTING COMIC BOOKS. IT IS NOT A COMPLETE LIST. YOU MAY FIND OTHER PRINTERS THAT WILL WORK WELL FOR YOU. BY NO MEANS ARE YOU RESTRICTED TO WORKING WITH ONE OR ANY OF THE ABOVE PRINTERS.)

INDUSTRY PUBLICATIONS

COMIC SHOP NEWS
published by Comic Shop News
Cliff Biggers
2770 Carillon Crossing
Marietta, GA 30066
cliffbig@netdepot.com
(770) 422-4642

THE COMICS JOURNAL
published by Fantagraphics Books
7563 Lake City Way Northeast
Seattle, WA 98115
Tom Spurgeon
tom@tcj.com
(206) 524-1967

COMIC BUYER'S GUIDE
published by Krause Publishing
John Jacksom Miller
700 East State Street
Iola, WI 54990-0001
millerj@krause.com
(715) 445-2214

WIZARD: THE GUIDE TO COMICS
publihsed by Wizard Press
151 Wells Avenue
Congers, NY 10920
Jim McLaughlin
(914) 268-2000
wizwords@aol.com

COMICS BUYER'S GUIDE
published by Krause Publishing
Maggie Thompson
700 East State Street
Iola, WI 54990-0001
cbgnews@krause.com
(715) 445-2214

                                SAMPLE SOLICITATION

MOCK-UP PRESS
123 E. Oak Avenue, Suite 111
Stone Mountain, GA 30088
Contact: R.T. Writer
(770) 44.3-0388

TITLE: STONE MOUNTAIN GLADIATOR: THE RETURN OF DELILAH

ISSUE NUMBER: #3 (OF 5)

WRITERS' AND ARTISTS' NAMES: WRITTEN BY R.T. WRITER, PENCILED BY JAKE SKETCHER, & INKED BY JOHNNY INKER

INTENDED AUDIENCE: ALL AGES

FORMAT: FULL COLOR COVER, BLACK & WHITE INTERIORS; COMIC BOOK SIZED; 32 PGS

RETAIL PRICE: $2.50 US, $3.75 CANADIAN

PRINTER: SHIPPING FROM QUEBECOR

COUNTRY OF ORIGIN: CANADA

SHIP DATE: SHIPS AUGUST 1999

UPC CODE: NONE

SYNOPSIS:

   AMID THE RETURN OF HIS FORMER LOVER DELILAH, THE STONE MOUNTAIN GLADIATOR MUST ONCE AGAIN DEFEND GEORGIA FROM HIS ARCH-NEMESIS, THE SOUTHERN SKULL. TORN BETWEEN HIS SENSE OF JUSTICE AND HIS LONGING TO RENEW HIS LOVE, SAMSON IS FACED WITH THE MOST DIFFICULT DECISION OF HIS CAREER.

Included with this solicitation, you should find a zip disk containing a the cover of STONE MOUNTAIN GLADIATOR: DELILAH RETURNS #3. Please call if there are any problems.

PRODUCT INFORMATION SHEET

COMPANY NAME:
             ---------------------
ADDRESS:

----------------------------------

----------------------------------

----------------------------------

PHONE:
      ----------------------------
TITLE:
      --------------------------------------------------------------------
ISSUE NUMBER:
             ---------------------
WRITERS' AND ARTISTS' NAMES:
                            ----------------------------------------------
INTENDED AUDIENCE:
                  ----------------
FORMAT:
       ---------------------------
RETAIL PRICE:
             ---------------------
PRINTER:
        --------------------------
COUNTRY OF ORIGIN:
                  ----------------
SHIP DATE:
          ------------------------
UPC CODE:
         -------------------------

SYNOPSIS:

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SPECIAL NOTES:

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                                       15